Commitments and Contingencies	12 Months Ended
Mar. 31, 2014
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

NOTE 14 - COMMITMENTS AND CONTINGENCIES

The Company, Bank and Botany are parties to financial instruments with off-balance-sheet risk in the normal course of business to meet investment needs and the financing needs of the Bank’s customers. These financial instruments primarily include commitments to originate and purchase loans. Those instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the consolidated statements of financial condition. The contract or notional amounts of those instruments reflect the extent of involvement in particular classes of financial instruments.

Commitments to originate loans are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments from lines of credit are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Bank evaluates each customer’s creditworthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Bank, upon extension of credit, is based on management’s credit evaluation of the counterparty.

At March 31, 2014, the Bank had outstanding commitments to originate one- to four-family mortgage loans totaling approximately $2.2 million which included $1.4 million for fixed rate loans with interest rates ranging from 3.75% to 4.75%, and $771,000 for adjustable rate loans with initial rates ranging from 3.50% to 3.75%. Outstanding loan commitments at March 31, 2013 totaled $8.9 million. These commitments generally expire in three months or less.

At March 31, 2014, the Bank had outstanding commitments to originate multi-family real estate loans totaling approximately $3.4 million which are adjustable rate loans with initial rates ranging from 4.00% to 4.75%. At March 31, 2014, the Bank had outstanding commitments to originate commercial real estate loans totaling approximately $7.3 million which are adjustable rate loans with initial rates ranging from 4.25% to 4.75%. Outstanding loan commitments to originate multi-family and commercial real estate loans at March 31, 2013 totaled $9.4 million. These commitments generally expire in three months or less.

At March 31, 2014, the Bank also had outstanding commitments to purchase $8.2 million in one- to four-family mortgage loans which included $2.8 million in loans with fixed interest rates ranging from 3.25% to 4.25%, and $5.4 million in adjustable rate loans with initial rates ranging from 3.25% to 3.50%. At March 31, 2013, purchase commitments totaled $9.0 million.

At March 31, 2014 and 2013, undisbursed funds from customer approved unused lines of credit under a homeowners’ equity lending program amounted to approximately $5.2 million and $4.8 million, respectively. Unless they are specifically cancelled by notice from the Bank, these funds represent firm commitments available to the respective borrowers on demand.

Management does not anticipate losses on any of the foregoing transactions.

Periodically, there have been various claims and lawsuits against the Company and Bank, such as claims to enforce liens, condemnation proceedings on properties in which we hold security interests, claims involving the making and servicing of real property loans and other issues incident to our business. The Company is not a party to any pending legal proceedings that it believes would have a material adverse effect on its consolidated financial condition, results of operations or cash flows.